ENVIRONMENTAL	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Environmental Remediation Obligations [Abstract]
ENVIRONMENTAL
ENVIRONMENTAL

We are party to various government and private environmental actions associated with past manufacturing facilities and former waste disposal sites. Charges to income for investigatory and remedial efforts were material to operating results in 2015 and are expected to be material in 2016. The condensed balance sheets included reserves for future environmental expenditures to investigate and remediate known sites amounting to $139.2 million, $138.1 million and $136.0 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively, of which $120.2 million, $119.1 million and $117.0 million, respectively, were classified as other noncurrent liabilities.

Environmental provisions charged to income, which are included in cost of goods sold, were $2.7 million and $0.7 million for the three months ended March 31, 2016 and 2015, respectively.

In connection with the Acquisition, TDCC retained liabilities relating to releases of hazardous materials and violations of environmental law to the extent arising prior to the Closing Date.

Environmental exposures are difficult to assess for numerous reasons, including the identification of new sites, developments at sites resulting from investigatory studies, advances in technology, changes in environmental laws and regulations and their application, changes in regulatory authorities, the scarcity of reliable data pertaining to identified sites, the difficulty in assessing the involvement and financial capability of other potentially responsible parties (PRPs), our ability to obtain contributions from other parties and the lengthy time periods over which site remediation occurs. It is possible that some of these matters (the outcomes of which are subject to various uncertainties) may be resolved unfavorably to us, which could materially adversely affect our financial position or results of operations.

ENVIRONMENTAL

As is common in our industry, we are subject to environmental laws and regulations related to the use, storage, handling, generation, transportation, emission, discharge, disposal and remediation of, and exposure to, hazardous and non-hazardous substances and wastes in all of the countries in which we do business.

The establishment and implementation of national, state or provincial and local standards to regulate air, water and land quality affect substantially all of our manufacturing locations around the world.  Laws providing for regulation of the manufacture, transportation, use and disposal of hazardous and toxic substances, and remediation of contaminated sites, have imposed additional regulatory requirements on industry, particularly the chemicals industry.  In addition, implementation of environmental laws has required and will continue to require new capital expenditures and will increase plant operating costs.  We employ waste minimization and pollution prevention programs at our manufacturing sites.

In connection with the Acquisition, TDCC retained liabilities relating to releases of hazardous materials and violations of environmental law to the extent arising prior to the Closing Date.

We are party to various governmental and private environmental actions associated with past manufacturing facilities and former waste disposal sites.  Associated costs of investigatory and remedial activities are provided for in accordance with generally accepted accounting principles governing probability and the ability to reasonably estimate future costs.  Our ability to estimate future costs depends on whether our investigatory and remedial activities are in preliminary or advanced stages.  With respect to unasserted claims, we accrue liabilities for costs that, in our experience, we may incur to protect our interests against those unasserted claims.  Our accrued liabilities for unasserted claims amounted to $1.8 million at December 31, 2015.  With respect to asserted claims, we accrue liabilities based on remedial investigation, feasibility study, remedial action and operation, maintenance and monitoring (OM&M) expenses that, in our experience, we may incur in connection with the asserted claims.  Required site OM&M expenses are estimated and accrued in their entirety for required periods not exceeding 30 years, which reasonably approximates the typical duration of long-term site OM&M.

Our liabilities for future environmental expenditures were as follows:

	December 31,
	2015	2014
	($ in millions)
Beginning balance	$138.3	$144.6
Charges to income	15.7	9.6
Remedial and investigatory spending	(14.1)	(14.9)
Currency translation adjustments	(1.8)	(1.0)
Ending balance	$138.1	$138.3

At December 31, 2015 and 2014, our consolidated balance sheets included environmental liabilities of $119.1 million and $119.3 million, respectively, which were classified as other noncurrent liabilities.  Our environmental liability amounts do not take into account any discounting of future expenditures or any consideration of insurance recoveries or advances in technology.  These liabilities are reassessed periodically to determine if environmental circumstances have changed and/or remediation efforts and our estimate of related costs have changed.  As a result of these reassessments, future charges to income may be made for additional liabilities.  Of the $138.1 million included on our consolidated balance sheet at December 31, 2015 for future environmental expenditures, we currently expect to utilize $81.1 million of the reserve for future environmental expenditures over the next 5 years, $16.7 million for expenditures 6 to 10 years in the future, and $40.3 million for expenditures beyond 10 years in the future.

Our total estimated environmental liability at December 31, 2015 was attributable to 69 sites, 14 of which were USEPA NPL sites.  Nine sites accounted for 79% of our environmental liability and, of the remaining 60 sites, no one site accounted for more than 3% of our environmental liability.  At four of the nine sites, part of the site is subject to a remedial investigation and another part is in the long-term OM&M stage.  At one of the nine sites, a remedial design is being developed. At one of the nine sites, part of the site is subject to a remedial investigation and another part a remedial design is being developed. At one of these nine sites, a remedial investigation is being performed.  The two remaining sites are in long-term OM&M.  All nine sites are either associated with past manufacturing operations or former waste disposal sites.  None of the nine largest sites represents more than 23% of the liabilities reserved on our consolidated balance sheet at December 31, 2015 for future environmental expenditures.

Charges to income for investigatory and remedial efforts were material to operating results in 2015, 2014 and 2013 and may be material to operating results in future years.

Environmental provisions charged (credited) to income, which are included in cost of goods sold, were as follows:

	Years ended December 31,
	2015	2014	2013
	($ in millions)
Charges to income	$15.7	$9.6	$11.5
Recoveries from third parties of costs incurred and expensed in prior periods	—	(1.4)	(1.3)
Total environmental expense	$15.7	$8.2	$10.2

These charges relate primarily to remedial and investigatory activities associated with past manufacturing operations and former waste disposal sites.

Annual environmental-related cash outlays for site investigation and remediation are expected to range between approximately $15 million to $25 million over the next several years, which are expected to be charged against reserves recorded on our consolidated balance sheet.  While we do not anticipate a material increase in the projected annual level of our environmental-related cash outlays for site investigation and remediation, there is always the possibility that such an increase may occur in the future in view of the uncertainties associated with environmental exposures.  Environmental exposures are difficult to assess for numerous reasons, including the identification of new sites, developments at sites resulting from investigatory studies, advances in technology, changes in environmental laws and regulations and their application, changes in regulatory authorities, the scarcity of reliable data pertaining to identified sites, the difficulty in assessing the involvement and financial capability of other PRPs, our ability to obtain contributions from other parties and the lengthy time periods over which site remediation occurs.  It is possible that some of these matters (the outcomes of which are subject to various uncertainties) may be resolved unfavorably to us, which could materially adversely affect our financial position or results of operations.  At December 31, 2015, we estimate that it is reasonably possible that we may have additional contingent environmental liabilities of $60 million in addition to the amounts for which we have already recorded as a reserve.